Investor Presentation June 2022 Exhibit 99.1

Disclaimer June 2022 Ampco-Pittsburgh Investor Presentation Forward-Looking Statements - The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by us or on behalf of the Corporation. Presentation may include, but is not limited to, statements about operating performance, trends and events that the Corporation expects or anticipates will occur in the future, statements about sales and production levels, restructurings, the impact from global pandemics (including COVID-19), profitability and anticipated expenses, inflation, the global supply chain, future proceeds from the exercise of outstanding warrants, and cash outflows. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “forecast” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For the Corporation, these risks and uncertainties include, but are not limited to cyclical demand for products and economic downturns; excess global capacity in the steel industry; fluctuations of the value of the U.S. dollar relative to other currencies; increases in commodity prices, reductions in electricity and natural gas supply or shortages of key production materials; limitations in availability of capital to fund our operations and strategic plan; inability to maintain adequate liquidity in order to meet our operating cash flow requirements, repay maturing debt and meet other financial obligations; inability to obtain necessary capital or financing on satisfactory terms in order to acquire capital expenditures that may be required to support our growth strategy; inoperability of certain equipment on which we rely; liability of our subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of our subsidiaries; changes in the existing regulatory environment; inability to successfully restructure our operations; consequences of global pandemics (including COVID-19); work stoppage or another industrial action on the part of any of our unions; inability to satisfy the continued listing requirements of the New York Stock Exchange or the NYSE American Exchange; potential attacks on information technology infrastructure and other cyber-based business disruptions; failure to maintain an effective system of internal controls; disruptions caused by hostilities, including any disruptions caused by the hostilities in Ukraine; and those discussed more fully elsewhere in this report and in documents filed with the Securities and Exchange Commission by the Corporation, particularly in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K, and Part II of the latest Quarterly Report on Form 10-Q. The Corporation cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that the Corporation may not be able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, the Corporation assumes no obligation, and disclaims any obligation, to update forward-looking statements whether as a result of new information, events or otherwise. Non-GAAP Financial Measures – The Corporation presents non-GAAP adjusted (loss) income from operations as a supplemental financial measure to GAAP financial measures regarding the Corporation’s operational performance. This non-GAAP financial measure excludes unusual items affecting comparability, as described more fully in the footnotes to the attached “Non-GAAP Financial Measures Reconciliation Schedule.” Non-GAAP adjusted (loss) income from operations is calculated as (loss) income from operations excluding the Asbestos-Related Charge, the Reorganization-Related Costs and the Proceeds from Business Interruption Insurance Claim for each of the years, as applicable. This non-GAAP financial measure is not based on any standardized methodology prescribed by accounting principles generally accepted in the United States of America and may not be comparable to similarly-titled measures presented by other companies. The Corporation has presented non-GAAP adjusted (loss) income from operations because it is a key measure used by the Corporation’s management and Board of Directors to understand and evaluate the Corporation’s operating performance and to develop operational goals for managing its business. This non-GAAP financial measure excludes significant charges or credits, that are one-time charges or credits, unrelated to the Corporation’s ongoing results of operations or beyond its control. Additionally, a portion of the incentive and compensation arrangements for certain employees is based on the Corporation’s business performance. The Corporation believes this non-GAAP financial measure helps identify underlying trends in its business that could otherwise be masked by the effect of the items that it excludes from adjusted (loss) income from operations. In particular, the Corporation believes that the exclusion of the Asbestos-Related Charge, the Reorganization-Related Costs and the Proceeds from Business Interruption Insurance Claim can provide a useful measure for period-to-period comparisons of the Corporation’s core business performance. The Corporation also believes this non-GAAP financial measure provides useful information to management, shareholders and investors, and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects and allowing for greater transparency with respect to key financial metrics used by the Corporation’s management in its financial and operational decision-making. Adjusted (loss) income from operations is not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are limitations related to the use of adjusted (loss) income from operations rather than (loss) income from operations, which is the nearest GAAP equivalent. Among other things, there can be no assurance that additional expenses similar to the Asbestos-Related Charge and the Reorganization-Related Costs or additional benefits similar to the Proceeds from Business Interruption Insurance Claim will not occur in future periods. The adjustments reflected in adjusted (loss) income from operations are pre-tax.

Disclaimer for Offer to Exercise Warrants to Purchase Common Stock June 2022 Ampco-Pittsburgh Investor Presentation No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information about the Offer to Exercise Warrants and Where to Find It In connection with its Offer to Exercise (the “Offer to Exercise”), on May 31, 2022 ,Ampco-Pittsburgh Corporation filed with the SEC a Prospectus Supplement (the “Prospectus Supplement”) to a Registration Statement on Form S-1, which was declared effective on August 13, 2020 (File No. 333-239446). The Prospectus Supplement supplements the registration of the issuance of shares of Common Stock underlying outstanding Series A Warrants pursuant to the terms of the Offer to Exercise. Ampco-Pittsburgh Corporation commenced mailing the Prospectus Supplement and Offer to Exercise, in addition to all offering documents to holders of Series A Warrants on or about May 31, 2022. Ampco-Pittsburgh Corporation also filed with the SEC a Schedule TO-I (the “Schedule TO”) for the Offer to Exercise. Ampco-Pittsburgh Corporation intends to file other relevant documents and amendments with the SEC regarding the Offer to Exercise and Schedule TO. This document is not a substitute for the Prospectus Supplement, the Offer to Exercise, or the offering documents or any other document that Ampco-Pittsburgh Corporation may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS SUPPLAMENT, THE SCHEDULE TO, THE OFFER TO EXERCISE AND OTHER OFFERING DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLAMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT AMPCO-PITTSBURGH CORPORATION AND THE OFFER TO EXERCISE. Investors and security holders are able to obtain free copies of the Prospectus Supplement, the Schedule TO, all offering documents, and all other documents containing important information about Ampco-Pittsburgh Corporation and the Offer to Exercise, once such items are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. The Prospectus Supplement and additional copies of the Offer to Exercise and offering documents will be available for free from Ampco-Pittsburgh Corporation. Participants in the Solicitation Ampco-Pittsburgh Corporation and certain of its directors and executive officers may be deemed to be participants in the Offer to Exercise. Information about the directors and executive officers of Ampco-Pittsburgh Corporation, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Ampco-Pittsburgh Corporation’s Proxy Statement on Schedule 14(a) which was filed with the SEC on March 25, 2022. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Offer to Exercise by reading the Offer to Exercise and the offering documents, as well as other relevant materials to be filed with the SEC regarding the Offer to Exercise when such materials become available. Investors should read the Offer to Exercise and offering documents carefully before making any voting or investment decisions. You may obtain free copies of these documents from Ampco-Pittsburgh Corporation using the sources indicated above. If you have any questions about the Offer to Exercise, you should contact: D.F. King & Co., Inc., as Information Agent for the Offer to Exercise 48 Wall Street New York, NY 10005 Individuals call toll-free: (800) 949-2583 Banks and brokers call: (212) 269-5550 Email: ap@dfking.com

Snapshot Ampco-Pittsburgh (NYSE:AP) (NYSE: AP-WS) ~ 75% Forged and Cast Engineered Products ~ 25% Air and Liquid Processing Revenue Mix #1 North America & #1 Europe for forged and cast rolls #1 North American producer of heat exchangers for Nuclear Power Generation #1 producer of pumps for U.S. Navy Combat Ships Ampco-Pittsburgh Investor Presentation Year Founded 1929 Number of Employees 1,482 2021 Revenue $345M Market Cap (as of 5/3/2022)* * Common shares outstanding 19,190,536; Share price $5.51 $123M June 2022 Headquarters: Carnegie, PA

Forged and Cast Engineered Products Segment Ampco-Pittsburgh Investor Presentation June 2022

Market Share Leader in Forged & Cast Rolls $260M 2021 Net segment sales Forged engineered products used in automotive tooling, plastic injection molding, infrastructure, general industrial, and oil & gas. 10% of segment sales 90% of segment sales Key roll customers: #1 in North American & #1 European production of forged and cast rolls Forged and Cast Engineered Products 75% of 2021 Revenue Ampco-Pittsburgh Investor Presentation June 2022

Competitive Advantages The Industry’s Needs Union Electric Steel’s Solutions Over 75% of aluminum and steel products require rolling The largest, non-government owned roll manufacturer in the world Wide range of roll types required for varying applications Provides the most diverse range of roll types and chemistries in the industry Rolls require customization to meet mill demands and characteristics Integrated melting and heat treatment with global technical support Ampco-Pittsburgh Investor Presentation June 2022

What is a “Roll”? Consumable for rolled steel and aluminum production A sheet of metal will pass through a series of rolls, flattening the metal like a rolling pin until the required thickness and profile is achieved. Rolls are consumables; our customers provide the “razor” (the mill); we provide the “blade” (the roll). Over 75% of steel and aluminum products require rolling. Ampco-Pittsburgh Investor Presentation June 2022

Strategic Game Plan for Ampco-Pittsburgh Turn Around Stages Stabilize New Leadership Strengthened the Balance Sheet Divested Underperforming Businesses Improved Efficiencies Navigate Impacts of Pandemic Maximize Further Improve Efficiencies Invest in State-of-the-art Equipment Offset Inflationary Impacts Leverage Deglobalization Grow Increase Asset Utilization and Operational Efficiencies Expansion into Addressable Markets 2018 - 2020 2021 - 2023 Future State Ampco-Pittsburgh Investor Presentation June 2022 Goal Revenue $450 million Net Income $25 million Adjusted EBITDA Margin Double-digit

Modernize Production Assets Replace single-purpose machines with multi-purpose machines Increased automated processes Expand Addressable Markets Leverage forged roll production assets to manufacture and enter new open-die forging markets Increase non-roll open-die forged engineered products (FEP) business by threefold Resuming Growth and Meaningful Profitability Ampco-Pittsburgh Investor Presentation June 2022 Well-positioned for Deglobalization As steel and aluminum companies focus on security of supply, our Western plants are well-positioned to provide regional support

Resuming Growth and Meaningful Profitability
Modernize Production Assets

Ampco-Pittsburgh
Moving forward.

Capital Investment of ~$27M

Replace single-purpose machines with multi-purpose machines

Expand forged and heat treatment capacity for FEP

- ✓ Efficiency Improvements
- ✓ Repair & Maintenance Savings
- ✓ Working Capital Reduction
- ✓ Labor Savings
- ✓ Capacity Expansion

Expected Completion Mid-2023

Annual Cost Savings of ~ $7.5M PLUS
Enables ~ $5.0M EBITDA on incremented FEP Sales

Ampco-Pittsburgh Investor Presentation June 2022 11

Resuming Growth and Meaningful Profitability Expanding the Addressable Markets Ampco-Pittsburgh Investor Presentation Enter new End Markets Open-die Forged Engineered Products Market = $800M + Diversified Mix of Industries Aerospace Tool & Die Heavy Industry Mechanical Engineering Oil & Gas Energy * Source: SMR Premium GmBH Global Roll Demand* ~ $2B Annually 2/3 Cast Rolls 1/3 Forged Rolls Over 3,900 Rolling Mills Union Electric Steel services more than 50% of the world’s rolling mills* * Based on 2020 UES Marketing and Sales estimates FEP open-die forgings are used in a variety of industries: Manufacturing requirements for open-die forge market are a strong match for our manufacturing assets June 2022

Resuming Growth and Meaningful Profitability Expanding the Addressable Market Revenue Mix Revenue Mix Expect threefold increase in FEP open-die forging through new end market penetration Less reliance on steel market cycles Increased capacity utilization Incremental revenue opportunities Leveraging deglobalization Ampco-Pittsburgh Investor Presentation June 2022

Air and Liquid Processing Segment Ampco-Pittsburgh Investor Presentation June 2022

Air and Liquid Processing Segment Leading Player in Niche Markets Heat exchangers and heat transfer products Used in nuclear power, industrial process and HVAC Large custom air handling systems Used in commercial, institutional and industrial buildings 29% of Segment Sales Centrifugal pumps Used in commercial refrigeration, power generation, and marine defense Preferred Supplier Air handling for operating rooms & MRI Labs Principal Supplier Pharmaceutical and biotechnology critical air handling applications #1 Pumps for U.S. Navy combat ships #1 Heat exchangers for N.A. Nuclear Power Generation Ampco-Pittsburgh Investor Presentation Air and Liquid Processing Segment 25% of 2021 Revenue $85M 2021 Net segment sales 31% of Segment Sales 40% of Segment Sales June 2022

Air and Liquid Processing Segment Key Customers Ampco-Pittsburgh Investor Presentation June 2022

Mission-Critical Functions Across Demanding End Markets Ampco-Pittsburgh Investor Presentation June 2022

Competitive Advantages Ampco-Pittsburgh Investor Presentation The Industry’s Needs Air and Liquid Processing’s Solutions High quality and reliability that meet strict industry certification requirements Trusted source for research and medical labs, military, and the nuclear industry Ease of selection for custom applications from one source Proprietary software for quick and customizable solutions Solutions-driven engineering from a trusted brand In-house engineering with longstanding industry experience June 2022

Air and Liquid Processing Segment Resilient Financial Performance Throughout Economic Cycles and COVID-19 * Excludes the following net pre-tax (charges) recoveries for asbestos-related litigation and asbestos-related insurance recoveries, in $ thousands: 2012 ($540); 2013 $16,340; 2014 ($4,487); 2015 $14,333; 2016 ($4,565); 2018 ($32,910); 2020 ($283); and 2021 ($6,661) ** Identifiable Assets of $155,718 thousand in 2021 less asbestos-related insurance receivables of $121,297 thousand. Ampco-Pittsburgh Investor Presentation A decade of consistently generating 8% to 12% operating income margin $10 million average adjusted operating income from this segment last five years Asset Light Model $34 million in production assets** < $1 million in annual capex #1 position in end markets Barriers to entry in mission-critical functions In $ Thousands June 2022

Ampco-Pittsburgh Investor Presentation June 2022 New leadership pivoting towards asset light growth strategy model Investment in additional sales and support resources to increase sales volume Create business development team to identify new opportunities Increase production capabilities for current and future volume growth Assess alternative distribution options Business development opportunities: oil field services industry, desalination plants, non-U.S. military Immobilize on options to manufacture beyond current plant limitations Business development opportunities: geographic expansion of current markets, data centers, after-market parts Evaluate opportunities to use code welding capabilities to expand beyond current markets Business development opportunities: U.S. military, small modular reactor nuclear plants, oil & gas market and other equipment Air and Liquid Processing Segment Strategies for Growth Sales Growth Targets (5-yr CAGR) 6-8%/yr. 4-6%/yr. 7-9%/yr.

Summary Financials Ampco-Pittsburgh Investor Presentation June 2022

Consolidated Financial Trend Improvement ($MM’s) Ampco-Pittsburgh Investor Presentation * See non-GAAP Reconciliation Schedule in the Appendix June 2022 COVID-19 Pandemic Inflation, supply chain headwinds

Consolidated Financial Quarterly Trend ($MM’s) Ampco-Pittsburgh Investor Presentation * See non-GAAP Reconciliation Schedule in the Appendix COVID-19 Pandemic June 2022 Inflation, supply chain headwinds

Near-Term Challenges and Opportunities Unfavorable manufacturing variances Supply chain disruptions and cost inflation Infrastructure Bill Proactive procurement/sourcing actions to mitigate longer lead times and availability issues for key components and services Price increase actions to protect/restore margins Expanded surcharges to include electricity, natural gas, and transportation Lower production levels, higher raw material prices, inflation of energy rates, transportation costs in excess of lagging customer pass-throughs, and lower volume of shipments Significant operating leverage to grow with recoveries in the steel, aluminum, and energy markets Roll business recovery following steel and aluminum up-cycles Expanding open-die FEP product offerings/market penetration Equipment reliability Incremental demand capture Increase in North American steel capacity Increase planned preventive/predictive maintenance activities and key equipment rebuilds. Prepared for higher production rates in 2022 Strategic capex investment to modernize machining and expand forge and FEP capacity Ampco-Pittsburgh Investor Presentation June 2022

Backlog Trend Post-pandemic recovery and growth Ampco-Pittsburgh Investor Presentation June 2022 ($ Millions)

Investment Highlights #1 or #2 player in defensible niche markets Near-Term Financial Goals: # 1 in Europe and #1 in North America Growing position in other niche industrial markets Air and Liquid Segment offers stable & attractive returns A decade of consistent approx. 8-12% operating income margin performance $10 million operating income from this segment during 2020 Barriers to entry: mission-critical functions across demanding end markets Organic growth initiatives to diversify revenue mix Operating leverage and further efficiencies to drive double-digit EBITDA margin $450 million in Revenue $25 million in Net Income Introduce new products utilizing existing forging assets Expand addressable market by threefold Ampco-Pittsburgh Investor Presentation June 2022

Thank You ampcopgh.com Ampco-Pittsburgh Investor Presentation June 2022

Appendix Ampco-Pittsburgh Investor Presentation June 2022

Ampco-Pittsburgh Global Footprint Valparaiso, IN Austintown, OH Erie, PA Carnegie, PA Burgettstown, PA Lynchburg, VA North Tonawanda, NY Amherst, VA Gateshead, England Åkers Styckebruk, Sweden Ravne na Koroškem, Slovenia Taiyuan, China Xinjian Town Yixing, China Maanshan, China Locations Manufacturing Sales Jointly Owned Manufacturing Facilities Ampco-Pittsburgh Investor Presentation June 2022

Steel Production Returns to Pre-pandemic Volumes Ampco-Pittsburgh Investor Presentation June 2022 Source: worldsteel *Other Europe includes Bosnia-Herzegovina, Macedonia, Norway, Serbia, Turkey, United Kingdom

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation June 2022

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation June 2022

Non-GAAP Reconciliation ($000’s) Ampco-Pittsburgh Investor Presentation June 2022

Non-GAAP Reconciliation Footnotes Ampco-Pittsburgh Investor Presentation June 2022